COMMON/COLLECTIVE TRUST FUNDS	12 Months Ended
Dec. 31, 2025
Donegal Mutual Insurance Company 401(k) Plan [Member]
COMMON/COLLECTIVE TRUST FUNDS [Abstract]
COMMON/COLLECTIVE TRUST FUNDS
3.
COMMON/COLLECTIVE TRUST FUNDS

The Plan invests in three common/collective trust funds, the Galliard Stable Return Fund M Shares, Putnam Large Cap Value Trust and Columbia Trust Contrarian Core. The common/collective trust funds are valued at the net asset value ("NAV") per unit, as determined by the trustee at year-end. The NAV is used as the practical expedient to estimate fair value. The value is based upon the units of the collective trust fund held by the Plan at year end multiplied by the respective unit value. The unit value is based on the fair value of the underlying investments.

The funds’ investment objectives are to seek safety of principal and consistency of returns while attempting to maintain minimal volatility. To achieve its investment objectives, the funds' shares are primarily comprised of investment contracts including Guaranteed Investment Contracts (GICs), Separate Account GICs, and Security Backed Investment Contracts. GICs are issued by insurance companies which guarantee the return of principal and a stated rate of interest.

The Plan’s investments in the common/collective trust funds are not subject to any withdrawal restrictions and distributions may be taken at any time. The Plan has no unfunded commitments relating to the common/collective trust funds at December 31, 2025 and 2024.